E X H I B I T   1 0 ( i i i ) ( L ) ( a )

S T E R L I N G   B A N C O R P

March 2, 2012

Mr. Louis J. Cappelli, Chairman

Sterling Bancorp

650 Fifth Avenue

New York, New York 10019

Dear Mr. Cappelli:

This will confirm the following amendment to your Amended and Restated Employment Agreement, dated as of March 22, 2002, with our Company, which was last amended by letter agreement dated March 8, 2011:

The date in the third line of Paragraph 1 (captioned “Term”) is amended to December 31, 2016.

The foregoing amendment was adopted by the Compensation Committee and approved by the Board of Directors at its March 8, 2012 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

Sincerely,

Sterling Bancorp

By:	/s/ Dale Fredston
Dale Fredston, Secretary

Agreed:

/s/ Louis J. Cappelli

Louis J. Cappelli

E X H I B I T   1 0 ( i i i ) ( L ) ( b )

S T E R L I N G   B A N C O R P

March 2, 2012

Mr. John C. Millman, President

Sterling Bancorp

650 Fifth Avenue

New York, New York 10019

Dear Mr. Millman:

This will confirm the following amendment to your Amended and Restated Employment Agreement, dated as of March 22, 2002, with our Company, which was last amended by letter agreement dated March 8, 2011:

The date in the third line of Paragraph 1 (captioned “Term”) is amended to December 31, 2014.

The foregoing amendment was adopted by the Compensation Committee and approved by the Board of Directors at its March 8, 2012 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

Sincerely,

Sterling Bancorp

By:	/s/ Dale Fredston
Dale Fredston, Secretary

Agreed:

/s/ John C. Millman

John C. Millman